UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

Assembly Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

331 Oyster Point Blvd., Fourth Floor South San Francisco, California 94080
(Address of principal executive offices, including zip code)

(833) 509-4583

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2020, Assembly Biosciences, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On November 5, 2020, the Company issued a press release announcing an update on the Company’s ongoing open label extension study, ABI-H0731-211 (“Study 211”). A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to materially differ. These risks and uncertainties include: the Company’s ability to initiate and complete clinical trials involving its hepatitis B virus therapeutic product candidates in the currently anticipated timeframes; safety and efficacy data from clinical studies may not warrant further development of the Company’s product candidates; clinical and nonclinical data presented at conferences may not differentiate the Company’s product candidates from other companies’ candidates; the Company may not observe sustained virologic response in patients who stop therapy in Study 211; the Company’s ability to maintain financial resources necessary to continue its clinical trials and fund business operations; any impact that the spread of the coronavirus and resulting COVID-19 pandemic may have on the Company’s business and operations, including initiation and continuation of its clinical trials or timing of discussions with regulatory authorities; and other risks identified from time to time in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Statements that include the words may, will, would, could, should, might, believes, hopes, estimates, projects, potential, expects, plans, anticipates, intends, continues, forecast, designed, goal or the negative of those words or other comparable words should be considered uncertain and forward-looking. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. More information about the Company’s risks and uncertainties are more fully detailed under the heading “Risk Factors” in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except as required by law, the Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release dated November 5, 2020.

99.2	Press release dated November 5, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2020	Assembly Biosciences, Inc.

	By:	/s/ Jason A. Okazaki
Jason A. Okazaki
Chief Legal and Business Officer